                                                                    EXHIBIT 99.6

                     FORM OF NOTICE OF GUARANTEED DELIVERY

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                      9.95% SERIES A SENIOR NOTES DUE 2010

                                IN EXCHANGE FOR

                      9.95% SERIES B SENIOR NOTES DUE 2010

                                       OF

                               LENNAR CORPORATION

Registered holders of outstanding 9.95% Senior Notes due 2010 (the "Series A Notes") who wish to tender their Series A Notes in exchange for a like principal amount of new 9.95% Series B Senior Notes due 2010 (the "Series B Notes") and whose Series A Notes are not immediately available or who cannot deliver their Series A Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Bank One Trust Company, N.A. (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                  THE EXCHANGE AGENT OF THE EXCHANGE OFFER IS:

                          BANK ONE TRUST COMPANY, N.A.

              BY HAND:                                              BY MAIL:
    Bank One Trust Company, N.A.                          Bank One Trust Company, N.A.
   Global Corporate Trust Services                       Global Corporate Trust Services
       One North State Street                                   1 Bank One Plaza
              9th Floor                                          Suite IL1-0126
       Chicago, Illinois 60602                            Chicago, Illinois 60670-0126
      Attention: Mary R. Fonti                              Attention: Mary R. Fonti

        BY OVERNIGHT EXPRESS:                                     BY FACSIMILE:
    Bank One Trust Company, N.A.                            Facsimile: (312) 407-4656
   Global Corporate Trust Services                       Global Corporate Trust Services
       One North State Street                               Attention: Mary R. Fonti
              9th Floor                                     Telephone: (212) 373-1105
       Chicago, Illinois 60602
      Attention: Mary R. Fonti

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

LADIES AND GENTLEMEN:

The undersigned hereby tenders the principal amount of Series A Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated           , 2000 of Lennar Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

                         NAME AND ADDRESS OF
                       REGISTERED HOLDER AS IT
                       APPEARS ON THE SERIES A  CERTIFICATE NUMBER(S)   PRINCIPAL AMOUNT OF
       NAME OF                  NOTES             OF SERIES A NOTES       SERIES A NOTES
  TENDERING HOLDER         (PLEASE PRINT)             TENDERED               TENDERED
  ----------------     -----------------------  ---------------------   -------------------
---------------------  ----------------------   ---------------------  ---------------------
---------------------  ----------------------   ---------------------  ---------------------
---------------------  ----------------------   ---------------------  ---------------------
---------------------  ----------------------   ---------------------  ---------------------
---------------------  ----------------------   ---------------------  ---------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Series A Notes (or a confirmation of book-entry transfer of such Series A Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

Name of Firm:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   Zip Code
Area Code and Telephone No.:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            (Authorized Signature)
Title:
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------
                                            (Please Type or Print)
Date:
--------------------------------------------------------------------------------

NOTE: DO NOT SEND SERIES A NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. SERIES A NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.